360 FUNDS

Crow Point Alternative Income Fund (the “Fund”)

Ticker Symbol: AAIFX

Supplement dated November 14, 2018

To the Fund’s Prospectus and Statement of Additional Information,

dated January 29, 2018, as supplemented

This supplement serves as notification of, and provides information regarding, certain proposed changes to the Fund to be effective as of January 28, 2019 (the “Effective Date”).

1.

Re-Designation and Addition of Fund Share Classes

On the Effective Date, the Fund’s single current share class will be re-designated as Investor Class, and a new Institutional Class will be added to the Fund.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.